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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 Amendment No. 1
                                       to
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of Earliest Event Reported): July 7, 2004

                           MARKLAND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)

       000-28863                                    84-1331134
(Commission File Number)                (IRS Employer Identification Number)

                                      #207
                                 54 DANBURY ROAD
                              RIDGEFIELD, CT 06877
                    (Address of principal executive offices)

                                 (203) 894-9700
              (Registrant's telephone number, including area code)




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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding Markland's ability to repay existing indebtedness, lack of continuing operations, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On July 7, 2004, our Board of Directors determined not to retain Marcum & Kliegman LLP as our independent registered public accounting firm. The audit report of Marcum & Kliegman LLP on our consolidated financial statements for fiscal year ended June 30, 2003 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the report included an explanatory paragraph wherein Marcum & Kliegman LLP expressed substantial doubt about our ability to continue as a going concern.

         Our independent registered public accounting firm during fiscal 2002, was Sherb & Co. The audit report of Sherb & Co. for the year ended June 30, 2002 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the report included an explanatory paragraph wherein Sherb & Co. expressed substantial doubt about our ability to continue as a going concern.

         In connection with the audits of the years ended June 30, 2002 and 2003 and during the subsequent interim period through July 7, 2004, we did not have any disagreement with Marcum & Kliegman LLP and Sherb & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Marcum & Kliegman LLP or Sherb & Co., would have caused them to make reference to the subject matter of the disagreement in connection with their reports on our consolidated financial statements.

         We have provided Marcum & Kliegman LLP with a copy of this report prior to its filing with the Commission.

         On July 7, 2004, we engaged Wolf & Company, P.C., an independent registered public accounting firm. During the years ended June 30, 2002 and 2003 and the subsequent interim period through July 7, 2004, we did not consult with Wolf & Company, P.C. regarding either the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on our consolidated financial statements, or any matter that was the subject of a disagreement or reportable event with Marcum & Kliegman LLP.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MARKLAND TECHNOLOGIES, INC.
(Registrant)

/s/ Kenneth Ducey, Jr.
----------------------
Kenneth Ducey, Jr.
President and Chief Financial Officer

July 15, 2004

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                                  EXHIBIT INDEX

Exhibit No.   Description
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   16.1       Letter of Marcum & Kliegman LLP regarding change in certifying accountant, dated July 15, 2004.

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